                              Supplement to the

   Schwab MarketTrack Growth Portfolio II Prospectus dated April 30, 2000

THE INFORMATION UNDER THE HEADING "PORTFOLIO FEES AND EXPENSES" ON PAGE 6 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

                         PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as portfolio investor. "Shareholder fees" are one time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.27% of the portfolio's average net assets based on current investments and may fluctuate.


Fee Table
-------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------
                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
Management fees*                          0.44
Distribution (12b-1) fees                 None
Other expenses                            0.59
                                         ------
TOTAL ANNUAL OPERATING EXPENSES           1.03

EXPENSE REDUCTION                        (0.53)
                                         ------
NET OPERATING EXPENSES**                  0.50

*   Reflects current fees
** Guaranteed by Schwab and the investment advisor through 04/30/2001 (excluding interest, taxes and certain non-routine expenses).

EXPENSES ON $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment, a 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

        1 Year     3 Years     5 Years     10 Years
        ------     -------     -------     --------
         $51        $275        $517        $1,211

Please retain this supplement for future reference.

(6/30/00)